Exhibit 10.1
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
AND CONSENT
     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND CONSENT dated as of June 18, 2009 (this “Amendment”) relating to the Credit Agreement referenced below, is by and among COLEMAN CABLE, INC., a Delaware corporation (the “Company”), the Subsidiaries of the Company identified on the signature pages hereto as a Borrower (collectively referred to as the “Subsidiary Borrowers” or individually referred to as a “Subsidiary Borrower”) (hereinafter, the Company and the Subsidiary Borrowers collectively referred to as the “Borrowers” or individually referred to as a “Borrower”), each of the financial institutions identified as Lenders on the signature pages hereto (referred to individually as a “Lender” and, collectively, as the “Lenders”), and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or the “Agent”).
W I T N E S S E T H
     WHEREAS, the Lenders have extended a revolving credit facility to the Borrowers pursuant to the terms of that certain Amended and Restated Credit Agreement dated as of April 2, 2007 (as amended, modified or otherwise supplemented from time to time, the “Credit Agreement”) among the Borrowers, the Lenders and the Administrative Agent; and
     WHEREAS, the Administrative Agent, the Lenders and the other parties hereto have agreed to amend the Credit Agreement, on the terms and conditions provided herein;
     WHEREAS, the Borrowers have requested that the Lenders consent to the use by the Borrower of up to $30,000,000 of its funds for the payment of principal, interest and premium (if any) in order to redeem, retire or repurchase Senior Note Debt (2004) and/or Senior Note Debt (2007) (the “Senior Note Repurchase”), notwithstanding the provisions of the Credit Agreement to the contrary: and
     WHEREAS, the Administrative Agent and the Lenders have agreed to consent to the Senior Note Repurchase on the terms and conditions set forth herein;
     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
PART 1
DEFINITIONS
     SUBPART 1.1 Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:
     “Amended Credit Agreement” means the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.
     “Second Amendment Date” is defined in Subpart 4.1.

     SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.
PART 2
AMENDMENTS TO CREDIT AGREEMENT
     SUBPART 2.1 Amendments to Section 1.1.
     (a) The definition of “Applicable Percentage” in Section 1.1 of the Credit Agreement is hereby amended by deleting the table set forth therein and replacing it with the following:

		Applicable	Applicable
	Quarterly Average Excess	Percentage	Percentage
Level	Availability	for Eurodollar Loans	for Base Rate Loans
1	> $40,000,000	2.50%	1.25%
2	> $30,000,000 and ≤ $40,000,000	2.75%	1.50%
3	≤ $30,000,000	3.00%	1.75%
     (b) The definition of “Applicable Percentage” in Section 1.1 of the Credit Agreement is hereby further amended by adding the following new sentence at the end thereof:
     For purposes of clarity, the parties hereto acknowledge and agree that the Applicable Percentages in effect immediately prior to the Second Amendment Date shall remain in effect until adjusted on the first Calculation Date subsequent to June 30, 2009.
     (c) The definition of “Unused Line Percentage” is hereby deleted in its entirety and replaced with the following:
          “Unused Line Percentage” shall mean 0.50%.
     (d) The following definition is hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order:
     “Second Amendment Date” means June 18, 2009.

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PART 3
CONSENT
     SUBPART 3.1 Consent. The Lenders hereby consent to the consummation of the Senior Note Repurchase notwithstanding the provisions of Section 7.13 or Section 9.13(d) to the contrary; provided that (i) no Default or Event of Default has occurred and is continuing at the time or would result from the consummation thereof and (ii) Excess Availability after giving effect to the Senior Note Repurchase shall be greater than $40,000,000.
PART 4
CONDITIONS TO EFFECTIVENESS
     SUBPART 4.1 Second Amendment Date. This Amendment shall be and become effective as of the date hereof (the “Second Amendment Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “Second Amendment”.
     SUBPART 4.2 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers and the Required Lenders.
     SUBPART 4.3 Amendment Fee. The Administrative Agent shall have received, for the account of each Lender which executes this Agreement before noon, Charlotte, North Carolina time, on June 18, 2009 (each, an “Executing Lender”), an amendment fee in an amount equal to 0.50% multiplied by the aggregate Commitments of the Executing Lenders, to be allocated pro rata among such Executing Lenders according to their respective Commitments.
     SUBPART 4.4 Other. The Administrative Agent shall have received such other documents, agreements or information which it may reasonably request.
PART 5
MISCELLANEOUS
     SUBPART 5.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) the representations and warranties contained in Article VI of the Amended Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to this Amendment, (ii) no Default or Event of Default exists under the Credit Agreement or the Amended Credit Agreement on and as of the date hereof and after giving effect to this Amendment, (iii) it has the corporate power and authority to execute and deliver this Amendment and each of the documents executed and delivered in connection herewith and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and each of the documents executed and delivered in connection herewith and (iv) it has duly executed and delivered this Amendment and each of the documents executed and delivered in connection herewith, and this Amendment and each of the documents executed and delivered in connection herewith constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency,

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reorganization, moratorium or other similar laws affecting the rights of creditors generally or by general principles of equity.
     SUBPART 5.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.
     SUBPART 5.3 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.
     SUBPART 5.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the “Credit Agreement” shall be deemed to refer to the Amended Credit Agreement.
     SUBPART 5.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original shall be delivered.
     SUBPART 5.6 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW.
     SUBPART 5.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
     SUBPART 5.8 Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or amendment of any right, power, or remedy of any Lender or the Administrative Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein.
     SUBPART 5.9 Payment of Fees and Expenses. Each of the Borrowers agrees, jointly and severally, to pay all out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.
     SUBPART 5.10 Approval by Lenders. Each Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, the Amendment, the Amended Credit Agreement, each other Credit Document and each other document required to be approved by any Agent, the Required Lenders or the Lenders, as applicable.
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     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:	COLEMAN CABLE, INC., a Delaware corporation

	By: Name:	/s/ Richard N. Burger Richard N. Burger
	Title:	Executive Vice President and CFO

AGENT AND LENDERS	WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By: Name:	/s/ Eric Butler Eric Butler
	Title:	Managing Director

NATIONAL CITY BUSINESS CREDIT, INC., as Syndication Agent and as a Lender

By:	/s/ Kathryn Ellero

Name: Kathryn Ellero
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Documentation Agent and as a Lender

By:	/s/ Sherry Winick

Name: Sherry Winick
Title: Vice President

ASSOCIATED BANK,
NATIONAL ASSOCIATION, as Documentation Agent and as a Lender

By:	/s/ Jake Goldstein
Name:	Jake Goldstein
Title:	Vice President

BANK OF AMERICA, N.A. (successor to LaSalle Business Credit, LLC), as a Lender

By:	/s/ Elizabeth J. Mitchell
Name:	Elizabeth J. Mitchell
Title:	Vice President